Exhibit 99.3 ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ C C C C C Con on on on on onn n n n n ne e e e e ect ct ct ct ct ctiiiiiion on on on on ons s s s s s f f f f f for or or or or or Am Am Am Am Am Ame e e e e eri ri ri ri ri rica ca ca ca ca ca’’’’’’s s s s s s En En En En En Ene e e e e erg rg rg rg rg rgy y y y y y Investor Presentation P P P P Pr r r r resen esen esen esen esent t t t tat at at at atio io io io ion n n n n T T T T Tit it it it itle le le le le Crestwood + Oasis Midstream Overview P P P P Pr r r r re e e e es s s s se e e e en n n n nta ta ta ta tati ti ti ti tio o o o on n n n n Su Su Su Su Sub b b b bti ti ti ti titl tl tl tl tle e e e e 10/25/2021 October 2021 C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood M M M M Miiiiid d d d dst st st st stre re re re rea a a a am m m m m P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers rs rs rs rs L L L L LP P P P P C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood Eq Eq Eq Eq Equ u u u uiiiiit t t t ty y y y y P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers L rs L rs L rs L rs LP P P P PExhibit 99.3 ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ ™ C C C C C Con on on on on onn n n n n ne e e e e ect ct ct ct ct ctiiiiiion on on on on ons s s s s s f f f f f for or or or or or Am Am Am Am Am Ame e e e e eri ri ri ri ri rica ca ca ca ca ca’’’’’’s s s s s s En En En En En Ene e e e e erg rg rg rg rg rgy y y y y y Investor Presentation P P P P Pr r r r resen esen esen esen esent t t t tat at at at atio io io io ion n n n n T T T T Tit it it it itle le le le le Crestwood + Oasis Midstream Overview P P P P Pr r r r re e e e es s s s se e e e en n n n nta ta ta ta tati ti ti ti tio o o o on n n n n Su Su Su Su Sub b b b bti ti ti ti titl tl tl tl tle e e e e 10/25/2021 October 2021 C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood M M M M Miiiiid d d d dst st st st stre re re re rea a a a am m m m m P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers rs rs rs rs L L L L LP P P P P C C C C Cre re re re rest st st st stw w w w wood ood ood ood ood Eq Eq Eq Eq Equ u u u uiiiiit t t t ty y y y y P P P P Pa a a a art rt rt rt rtn n n n ne e e e ers L rs L rs L rs L rs LP P P P P

Company Information Crestwood Equity Partners LP Contact Information NYSE Ticker CEQP Corporate Headquarters Investor Relations (1,2) Market Capitalization ($MM) $1,907 811 Main Street investorrelations@crestwoodlp.com (2) Suite 3400 (713) 380-3081 Enterprise Value ($MM) $5,019 Houston, TX 77002 Annualized Distribution $2.50 Forward-Looking Statements The statements in this communication regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the benefits that may result from the merger and statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s financial condition, results of operations and cash flows include, without limitation, the possibility that expected cost reductions will not be realized, or will not be realized within the expected timeframe; fluctuations in crude oil, natural gas and NGL prices (including, without limitation, lower commodity prices for sustained periods of time); the extent and success of drilling efforts, as well as the extent and quality of natural gas and crude oil volumes produced within proximity of Crestwood assets; failure or delays by customers in achieving expected production in their oil and gas projects; competitive conditions in the industry and their impact on our ability to connect supplies to Crestwood gathering, processing and transportation assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; the ability of Crestwood to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Crestwood’s control; timely receipt of necessary government approvals and permits, the ability of Crestwood to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact Crestwood’s ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in Crestwood’s filings with the U.S. Securities and Exchange Commission. You should read filings made by Crestwood with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K and the most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. Crestwood does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”). While Crestwood's management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. Please see the accompanying table at the end of this presentation for reconciliations of those measures to comparable GAAP measures. ™ ™ ™ (1) Market data as of 10/25/2021. ™ ™ ™ Connections for America’s Energy 2 (2) Unit count and balance sheet data as of 9/30/2021.Company Information Crestwood Equity Partners LP Contact Information NYSE Ticker CEQP Corporate Headquarters Investor Relations (1,2) Market Capitalization ($MM) $1,907 811 Main Street investorrelations@crestwoodlp.com (2) Suite 3400 (713) 380-3081 Enterprise Value ($MM) $5,019 Houston, TX 77002 Annualized Distribution $2.50 Forward-Looking Statements The statements in this communication regarding future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Such forward-looking statements include, but are not limited to, statements about the benefits that may result from the merger and statements about the future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Crestwood’s financial condition, results of operations and cash flows include, without limitation, the possibility that expected cost reductions will not be realized, or will not be realized within the expected timeframe; fluctuations in crude oil, natural gas and NGL prices (including, without limitation, lower commodity prices for sustained periods of time); the extent and success of drilling efforts, as well as the extent and quality of natural gas and crude oil volumes produced within proximity of Crestwood assets; failure or delays by customers in achieving expected production in their oil and gas projects; competitive conditions in the industry and their impact on our ability to connect supplies to Crestwood gathering, processing and transportation assets or systems; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; the ability of Crestwood to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Crestwood’s control; timely receipt of necessary government approvals and permits, the ability of Crestwood to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact Crestwood’s ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness, as well as other factors disclosed in Crestwood’s filings with the U.S. Securities and Exchange Commission. You should read filings made by Crestwood with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K and the most recent Quarterly Reports and Current Reports for a more extensive list of factors that could affect results. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. Crestwood does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”). While Crestwood's management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. Please see the accompanying table at the end of this presentation for reconciliations of those measures to comparable GAAP measures. ™ ™ ™ (1) Market data as of 10/25/2021. ™ ™ ™ Connections for America’s Energy 2 (2) Unit count and balance sheet data as of 9/30/2021.

Merger Disclosures No Offer or Solicitation: This communication relates to the proposed transaction between Oasis Midstream and Crestwood. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where You Can Find It: In connection with the proposed transaction, Crestwood will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of Oasis Midstream with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND UNITHOLDERS OF CRESTWOOD AND OASIS MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of Oasis Midstream in connection with the solicitation of consents of Oasis Midstream unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by Crestwood or Oasis Midstream with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from Crestwood’s website at https://www.crestwoodlp.com/investors/ or from Oasis Midstream’s website at http://oasismidstream.investorroom.com. Participants in the Solicitation: Crestwood, Oasis Midstream and their respective directors, executive officers and general partners, and Oasis Petroleum and its directors and executive officers may be deemed to be participants in the solicitation of consents from the unitholders of Oasis Midstream. Information about these persons is set forth in the Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, Oasis Midstream’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and subsequent statements of changes in beneficial ownership on file for each of Crestwood and Oasis Midstream with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 3Merger Disclosures No Offer or Solicitation: This communication relates to the proposed transaction between Oasis Midstream and Crestwood. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where You Can Find It: In connection with the proposed transaction, Crestwood will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of Oasis Midstream with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND UNITHOLDERS OF CRESTWOOD AND OASIS MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of Oasis Midstream in connection with the solicitation of consents of Oasis Midstream unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by Crestwood or Oasis Midstream with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from Crestwood’s website at https://www.crestwoodlp.com/investors/ or from Oasis Midstream’s website at http://oasismidstream.investorroom.com. Participants in the Solicitation: Crestwood, Oasis Midstream and their respective directors, executive officers and general partners, and Oasis Petroleum and its directors and executive officers may be deemed to be participants in the solicitation of consents from the unitholders of Oasis Midstream. Information about these persons is set forth in the Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, Oasis Midstream’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and subsequent statements of changes in beneficial ownership on file for each of Crestwood and Oasis Midstream with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 3

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Crestwood + Oasis Midstream: Enhanced Scale, Synergies and Free Cash Flow Generation Drives Leading Financial Metrics 4C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Crestwood + Oasis Midstream: Enhanced Scale, Synergies and Free Cash Flow Generation Drives Leading Financial Metrics 4

Crestwood + Oasis Midstream
Combination Creates Top-3 Williston Basin G&P Company

Crestwood to acquire Oasis Midstream for ~$1.8 billion in an equity/cash financed transaction creating a total enterprise value of ~$7 billion

Expanded Market Share in Core Basins	Enhanced Financial Strength and Flexibility	Asset Integration & Synergies	Accelerated Return of Capital	Leading Sustainability Initiatives
• Complementary Williston and Delaware Basin assets • Creates top-3 midstream operator in Williston Basin • Strategic alignment with Oasis Petroleum	• Pro Forma 2021E EBITDA >$820MM, ~40% increase versus standalone • YE 2022E leverage of 3.0x – 3.5x • Strong liquidity and enhanced corporate credit profile	• Significant excess processing capacity for optimization • $25MM in identified G&A and O&M synergies • $20MM in commercial synergy opportunities	• Both companies generate positive free cash flow • Conservative financial metrics maintained • ~5% distribution increase to $2.62/unit, annually	• Acquired assets complement Crestwood policies on flaring minimization, emissions monitoring and biodiversity

Combination has strong industrial logic with highly complementary assets driving increased scale, synergies, and enhanced financial strength

Crestwood™ Connections for America's Energy™ 5

Crestwood + Oasis Midstream
Transaction Details

	Key Transaction Details
Transaction Structure & Consideration	**Crestwood to Acquire Oasis Midstream (OMP) for $1.8 billion** • Total consideration for all outstanding OMP units implies an at-market deal[1] • Crestwood to assume $660MM of OMP net debt as of September 30, 2021 **OAS Consideration** • Crestwood to acquire 33.8MM OMP common units and the non-economic General Partner interest owned by Oasis Petroleum for 21.0MM Crestwood common units and $160MM in cash • $10MM valuation for non-economic General Partner • Oasis to own 21.7% of outstanding Crestwood common units **OMP Public Unitholder Consideration** • Crestwood to acquire 14.8MM OMP common units owned by OMP public unitholders for 12.9MM Crestwood common units
Other Deal Terms	• Oasis Petroleum will receive the right to appoint two representatives to the Crestwood Board of Directors (assuming minimum ownership levels) • New long-term commercial contracts for previously undedicated natural gas, crude oil and produced water services executed in connection with transaction • Crestwood will increase the distribution by ~5% to $2.62 per unit annually in 2022
Approvals & Timing	• Subject to Hart-Scott-Rodino regulatory approval • While an OMP shareholder vote is required, Oasis Petroleum has executed a Voting and Support Agreement for its approximately 70% ownership of Oasis Midstream in connection with this transaction • Expected closing in first quarter 2022



Crestwood™ Connections for America's Energy™

(1) Based on closing prices as of October 25, 2021.

6

Crestwood + Oasis Midstream

Premier Williston Basin Midstream Franchise

Highly complementary Williston Basin assets drive ~3x increase in processing capacity, ~2x increase in tier 1 drilling inventory and broadly expanded asset base across the western and northern extent of basin

Combined Asset Footprint

	Status Quo	Pro Forma
Dedicated Acres	150,000	535,000
Processing Capacity	150 MMcf/d *(91% utilized)*	430 MMcf/d *(76% utilized)*
Miles of Pipeline	796 miles	1,296 miles
Q3 2021 Volumes (per day)	Oil Gath: 83 Gas Proc: 136 Water Gath: 95	Oil Gath: 103 Gas Proc: 329 Water Gath: 184
Tier 1 Drilling Locations <$50 B/E	>650	>1,200
New Commercial Outlook	Limited due to processing constraints	High due to system size and unused capacity

Premier Bakken Position



MT
ND
BURKE COUNTY
DIVIDE COUNTY
SHERIDAN COUNTY
WILLIAMS COUNTY
ROOSEVELT COUNTY
NORTH DAKOTA
MONTANA
COLT HUB
DRY FORKS TERMINAL
MOUNTRAIL COUNTY
RICHLAND COUNTY
MCKENZIE COUNTY
WILD BASIN GAS PLANT
ARROW CDP
BEAR DEN PLANT
MCLEAN COUNTY
DUNN COUNTY
Processing Plant
Compressor Station
SWDs
Trucking
Rail
OMP Gathering
OMP Acreage

Crestwood™ Connections for America's Energy™

7

Crestwood + Oasis Midstream
Favorable Bakken Fundamentals Supports Volume Growth

Strong Bakken fundamentals support Crestwood's ability to capture >$45MM in commercial, operational and administrative synergies through integration and optimization of Crestwood and Oasis Midstream footprints

Strong Bakken Fundamentals

- **Bakken natural gas production expected to grow on Crestwood's expanded footprint**
  - Increased Activity: Bakken economics are very favorable due to exceptional reservoir quality and strong producer net-backs
  - Reduced Flaring: increased regulatory gas capture targets and ESG focus have driven substantial uptick in higher gas capture
  - Increasing GORs: Basin production indicates current gas-oil-ratios (GORs) increased to 2.6x compared to 1.6x five years ago[1]
- **Integration of Crestwood and Oasis Midstream systems provides ~100 MMcf/d of available capacity to address growing gas environment**
  - Unlock near-term constraints as Arrow production continues to grow in excess of Bear Den plant capacity
  - Aggressive commercialization of unutilized capacity through existing and prospective third-party customers
  - Crestwood expects to capture ~$20MM in incremental commercial cash flow and $25MM in the elimination of G&A and O&M expenses

Economics Drive Volume Growth



430 MMcf/d Pro Forma Processing Capacity
~100 MMcf/d Current Excess Capacity
150 MMcf/d Standalone Processing Capacity
Oasis Midstream
Arrow Volumes
2021
2022
2023
2024
CEQP Volumes
Arrow Potential
OMP Volumes

Increased available processing capacity creates substantial upside as natural gas volumes grow in the Williston Basin

Integration of Crestwood & OMP systems creates flow assurance for Arrow customers and competitive advantage for prospective third-party volumes

Crestwood™ Connections for America's Energy™

(1) Source: EIA.

8

Crestwood + Oasis Midstream

Three-Product Services in the Delaware Basin

Crestwood expands its crude oil and produced water gathering capabilities with highly complementary Oasis Midstream system

OMP Asset Overview

- Crude oil and produced water gathering system in Loving, Ward and Winkler counties, Texas
- 100,000 gross acreage dedication from Percussion Petroleum (acquired acreage from Oasis Petroleum)
- ~40 miles of crude oil gathering pipelines with 95 MBbl/d of gathering capacity
- ~50 miles of produced and flowback water gathering pipelines and three SWDs with 60 MBbl/d of permitted disposal capacity
- OMP Delaware Permian assets will be wholly owned by Crestwood and not included in CPJV

Expanded Delaware Basin Position



NM
TX
Willow Lake System
EDDY COUNTY
LEA COUNTY
CULBERSON COUNTY
LOVING COUNTY
WINKLER COUNTY
Orla Processing Plant
Nautilus System
REEVES COUNTY
WARD COUNTY
EPIC NGL Pipeline
Processing Plant
Compressor Station
SWDs
CEQP Gathering
OMP Gathering
Acreage Dedication

Crestwood™ Connections for America's Energy™ 9

Crestwood + Oasis Midstream
Enhanced Financial Scale, Strength & Flexibility

Transaction drives significant growth in Enterprise Value, Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow

Enterprise Value(1)



$8,000
$6,000
$4,000
$2,000
$0
+36%
Standalone
Pro Forma

2021E Adjusted EBITDA



$1,000
$800
$600
$400
$200
$0
+37%
Standalone
Pro Forma

2021E Distributable Cash Flow(2)



$600
$500
$400
$300
$200
$100
$0
+51%
Standalone
Pro Forma

2021E Free Cash Flow(3)



$600
$500
$400
$300
$200
$100
$0
+38%
Standalone
Pro Forma

Crestwood immediately achieves enhanced financial scale and drives increasing DCF/unit in 2022 and beyond as synergies are captured and assets are integrated

(1) As of September 30, 2021.
(2) Distributable cash flow to common unitholders.
(3) Distributable cash flow to common unitholders less growth capital.

Crestwood™ Connections for America's Energy™ 10

Crestwood + Oasis Midstream

Strong Balance Sheet Provides Financial Flexibility

Combination of CEQP and OMP significantly improves balance sheet via scale and deleveraging profile

Balance Sheet Positioned for Strength

- CEQP ended 9/30/2021 with standalone leverage of 3.45x and ~$1.0B of available liquidity
- **Key CEQP/OMP financing considerations:**
  - CEQP to assume OMP senior notes of $450MM
  - CEQP to borrow an additional ~$370MM on its revolver to (1) paydown OMP drawn revolver borrowings of ~$210MM as of 9/30/2021 and to (2) finance cash consideration of transaction to OAS ($160MM)
- **Pro forma CEQP credit highlights:**
  - Pro forma leverage of 3.5x(1)
  - Substantial available liquidity on revolver
  - No near-term senior notes maturities
  - Last-twelve-months credit EBITDA increases from ~$590MM to ~$815MM
  - Free cash flow generation and synergy realization expected to drive leverage in range of 3.0x - 3.5x in FY 2022

Pro Forma Capitalization – 9/30/2021

$MM	CEQP	CEQP + OMP
Cash	$14	$44
Revolving Credit Facility	$251	$621
Senior Notes	1,800	2,250
Total Debt	**$2,051**	**$2,871**
Total Leverage Ratio (1)	**3.5x**	**3.5x**

Pro Forma Long-Term Debt Overview



CEQP
OMP
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$MM
Next senior notes maturity not until 2025
RCF
5.75% Notes
5.625% Notes
8.00% Notes
6.00% Notes
2021
2022
2023
2024
2025
2026
2027
2028
2029

Crestwood is committed to a maintaining a strong balance sheet and enhancing its credit profile with low leverage and substantial liquidity

Crestwood™ Connections for America's Energy™

(1) Calculated in accordance with the CMLP credit agreement.

11

Crestwood + Oasis Midstream
Strategic Alignment with Oasis Petroleum

Crestwood is pleased to welcome Oasis Petroleum, a premier pure-play Bakken E&P operator, as a new customer and equity partner

Oasis Petroleum Overview

- Oasis Petroleum is mid-cap E&P operator with an enterprise value of >$2B and EBITDA of over $700MM
- Strong credit profile with no pro forma debt and significant liquidity
- High quality operator focused on returns and disciplined production growth
- Attractive inventory and economics drives free cash flow business model
- Active development plan with significant low-cost inventory
- Oasis Petroleum will own 22% of Crestwood's total units outstanding

Leading Pure-Play Bakken Operator



>670 tier-1 drilling locations
Cottonwood
Red Bank
Montana
Painted Woods
Wild Basin
South Nesson
South Antelope
Fort Berthold

Key Stats

77.7 *Mboe/d*

87% *Operated*

76% *Working Interest*

$9.50 *LOE/Boe*

"The combination of Crestwood and Oasis Midstream creates a midstream leader well positioned with size, scale and a diversified customer base. Crestwood's experienced team brings a track record of operational excellence."

-- Danny Brown, CEO Oasis Petroleum

Crestwood and Oasis Petroleum share a focus on ESG, financial discipline and generating sustainable returns for our stakeholders

Crestwood™ Connections for America's Energy™

Source: Oasis Petroleum October 2021 investor presentation.

12

Crestwood + Oasis Midstream Checking ALL Boxes for Value Creation Crestwood is excited to partner with Oasis Midstream unitholders and stakeholders to create long-term value • Macro-fundamentals are favorable for long-term development of domestic hydrocarbons • The Williston and Delaware Basins are vital basins to supply increasing demand due to superior economics and productivity • Midstream consolidation in these basins is necessary to optimize capacities, capture synergies and drive long-term returns • The combined company has significant financial and operational scale to create long-term value • Transaction enhances financial flexibility, increases positive free cash flow and DCF per unit and accelerates opportunities for returns of capital to Crestwood unitholders ™ ™ ™ ™ ™ ™ Connections for America’s Energy 13Crestwood + Oasis Midstream Checking ALL Boxes for Value Creation Crestwood is excited to partner with Oasis Midstream unitholders and stakeholders to create long-term value • Macro-fundamentals are favorable for long-term development of domestic hydrocarbons • The Williston and Delaware Basins are vital basins to supply increasing demand due to superior economics and productivity • Midstream consolidation in these basins is necessary to optimize capacities, capture synergies and drive long-term returns • The combined company has significant financial and operational scale to create long-term value • Transaction enhances financial flexibility, increases positive free cash flow and DCF per unit and accelerates opportunities for returns of capital to Crestwood unitholders ™ ™ ™ ™ ™ ™ Connections for America’s Energy 13

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Disciplined Execution and Operating Leverage Drives Strategy 14C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Disciplined Execution and Operating Leverage Drives Strategy 14

Key Investor Highlights

EXECUTION

- **Strong track record of delivering on operational and financial targets through all commodity cycles**
- Operating leverage, asset utilization and significantly lower O&M and G&A enhances operating margins to >80%
- Best-in-class midstream operator for safety, diversity & inclusion, customer service, community engagement and environmental responsibility

FINANCIAL DISCIPLINE & LIQUIDITY

- **Oasis Midstream transaction builds immediate financial scale and flexibility**
- Crestwood remains committed to its target leverage ratio of 3.50x – 3.75x
- Significant available capacity on $1.25 billion revolver; Next senior notes maturity is 2025
- Total 2021 capital program self-funded with excess cash flow
- Prudent allocation of capital only to projects and/or transactions that meet strict investment criteria

DIVERSIFIED ASSETS

- **Gathering and processing assets in five shale basins; terminal assets in North Dakota and South Texas, and NGL marketing & logistics assets across Midwest and East Coast**
- 2021E cash flow derived from approximately 48% natural gas, 36% crude oil and produced water, and 16% NGLs[1,2]
- Large counterparties with long-term, recently negotiated midstream contracts

MLP LEADING GOVERNANCE

- **Transitioning to a fully elected board with traditional public company oversight**
- New board structure to include enhanced features and a continued commitment to board diversity
- High quality, experienced management team; insiders own ~8% of common LP units

FREE CASH FLOW POSITIVE

- Expect $150 million - $180 million in free cash flow after distributions in 2021, >$120 million year-to-date
- **Both Crestwood and Oasis Midstream are free cash flow positive in 2021**
- $175 million common and preferred unit repurchase program that will be utilized opportunistically

Crestwood is focused on execution, operating leverage and creating value through logical consolidation

(1) Including Stagecoach divestiture July 9, 2021.
(2) Does not include Oasis Midstream assets.

Crestwood™ Connections for America's Energy™

15

Diversified Portfolio of Infrastructure Assets


Bakken
COLT Hub
Arrow
BAKKEN SHALE
ROCKY MOUNTAINS
Powder River Basin
Jackalope
Douglas
POWDER RIVER BASIN
Bath
Bridgeton
NORTHEAST
SW Marcellus
Seymour Terminal
MARCELLUS SHALE
SW Marcellus
Delaware Basin
CENTRAL
Barnett
BARNETT SHALE
Barnett Shale
Willow Lake
Orla
Nautilus
DELAWARE PERMIAN
Headquarters
Tres Palacios
NATURAL GAS
Gathering & Transportation
Processing
Compression
Storage
NGL, CRUDE & WATER
Gathering
Trucking
Rail
Storage
Terminaling
Core Focus Regions
Legacy Gas Basins

Gathering & Processing Segment

- Located in five shale plays across U.S.
- 2,571 miles of pipeline
- 3.1 Bcf/d gas gathering
- 1.5 Bcf/d gas processing plants
- 320 MBbls/d crude oil gathering
- 523 MBbls/d produced water gathering

Storage & Transportation and Marketing, Supply & Logistics Segments*

- 1.0 Bcf/d gas transportation
- 35 Bcf gas storage facilities
- 180 MBbls/d crude oil rail terminalling
- 1.8 MMBbls crude oil storage
- 10.0 MMBbls NGL storage
- 1.6 MMBbls/d NGL pipeline and transportation capacity

Diversified midstream portfolio with operating scale along the value chain, further enhanced with Oasis Midstream acquisition

Crestwood™ Connections for America's Energy™

Note: Key statistics include CEQP and JV assets as of July 9, 2021, plus assets from the pending Oasis Midstream acquisition.
*Due to the pending acquisition of Oasis Midstream, Crestwood anticipates that it will re-evaluate its segments for reporting purposes in the near-future.

16

Strong Q3 2021 Results

Exceptional Operational and Financial Performance

Favorable Commodity Price Environment

Strong Balance Sheet

Expanded Commercial Relationships

Q3 2021 Highlights

- Strong operational performance drives Adjusted EBITDA growth of 3% year-over-year
- Recently achieved record daily gas gathering volumes at Arrow of 155 MMcf/d
- Favorable crude oil and NGL prices provide uplift to POP contracts in the Bakken, while natural gas prices support POI contracts in the Barnett
- Utilized Stagecoach proceeds to pay down outstanding balances on the revolver, resulting in strong leverage ratio of 3.45x(1)
- Signed new long-term agreement with Continental Resources in the Powder River Basin, optimizing capacity at the Bucking Horse processing complex
- Expanded relationship with Novo drives growth in the Delaware Basin with 90 new well connects through 2023

Crestwood's strong year-to-date results position the company to meet or exceed the high-end of 2021 guidance

Crestwood™ Connections for America's Energy™

(1) Calculated in accordance with CMLP credit agreement.

17

2021E Financial Guidance

Following strong YTD results and favorable commodity prices in Q4 2021, Crestwood expects to meet or exceed its upper guidance range

Revised 2021 Guidance	
Adjusted EBITDA	$570MM – $600MM
Distributable Cash Flow	$345MM – $375MM
Free Cash Flow After Distributions[(1)]	$150MM – $180MM
Leverage Ratio	3.4x – 3.7x
Coverage Ratio	2.2x – 2.4x
Growth Capital	$35MM – $45MM
Maintenance Capital	$20MM – $25MM

Drivers

- Strong year-to-date financial results in G&P segment offset the sale of Stagecoach in the S&T segment and NGL backwardation in the MS&L segment
- Favorable commodity price environment drives incremental earnings on POP contracts in the Bakken and POI contracts in the Barnett
- Producer activity positions Crestwood to achieve 2021 well connect guidance

Crestwood's positive 2021 outlook enhances financial flexibility and drives best-in-class financial metrics

Note: Please see accompanying tables of non-GAAP reconciliations for Adjusted EBITDA, distributable cash flow and free cash flow.
(1) Free cash flow range is calculated after paying common and preferred distributions of $257 million.

Crestwood™ Connections for America's Energy™ 18

Balanced Portfolio and High-Quality Customers

Excellent Diversity of Services, Customers and Markets

Favorable commodity prices in 2021 drive upside in POP and POI contracts, supported by fixed fee agreements and top tier customer base

Contracts Summary

- G&P assets supported by long-term, fixed fee contracts backed by 1.1 million acres dedicated from a diverse mix of producers
- Balanced cash flow mix from natural gas, crude oil, produced water and NGLs
- Majority of G&P contracts include inflation escalator tied to CPI or a flat rate annual increase
- Crestwood proactively hedges its direct commodity exposure, limiting downside risk
- Diversified NGL marketing & logistics business supported by blue-chip customer base

Cash Flow Diversification

2021E Cash Flow(1,2)


Variable Rate 17%
Fixed Fee or Take-or-Pay 83%


NGLs 16%
Natural Gas 48%
Oil & Water 36%

Diversified Customer Base(3)

devon, Shell, XTO Energy, Williams, Chesapeake Energy, enerPlus, Oasis, Total, ConocoPhillips, Continental Resources, ExxonMobil, Diversified Energy Company PLC, OXY, Chevron Phillips Chemical Company LP, Marathon

Crestwood™ Connections for America's Energy™

(1) Based on 2021 budget.
(2) Including Stagecoach divestiture as of July 9, 2021.
(3) Not inclusive of all customers.

19

MLP Industry Leading Sustainability Program

Crestwood's commitment to MLP-industry leading sustainability initiatives is reflected in our year-over-year upgrades with key ESG rating agencies

Sustainability Overview

- **ESG Strategy:** Continue to progress on the three-year sustainability strategy focused on diversity and inclusion (D&I), emissions reductions, biodiversity, supply chain and ESG disclosure
- **Sustainability Governance:** Formed a Sustainability Committee at the Board level in 2018 to provide governance and oversight; In 2021 announced the transition to a publicly elected independent board of directors
- **Compensation Tied to Sustainability**: Enhanced employee and executive compensation based on sustainability key performance indicators around methane emissions reductions and key D&I initiatives
- **Robust Sustainability Reporting**: Committed to transparency and disclosure; reporting in accordance with:

GRI SASB TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

ESG Ratings Upgrades


MSCI Scores Continue to Improve!
AAA
AA
A
BBB
BB
B
CCC
2019: Inaugural Reporting Year
B
B
BB
BBB
2018
2019
2020
2021


Sustainalytics Score Ahead of Our Peers!
Worse
Better
0
5
10
15
20
25
30
35
40
45
50
KMI
ENB
WMB
CEQP
LNG
OKE
EPD
ETRN
DCP
AM
TGRP
WES
HEP
NS
MMLP
SMLP
ETRN

Third annual sustainability report issued in June 2021

Crestwood™ Connections for America's Energy™ For more information on Crestwood's sustainability program visit esg.crestwoodlp.com. 20

Crestwood's Commitment to Low Emission Operations

Hydrocarbons are forecasted to exceed 50% of total energy demand through 2040; Crestwood is committed to being a leader in ESG as it provides vital energy infrastructure and expands its footprint with Oasis Midstream

Crestwood's Climate Change Advancements

- Joined The Environmental Partnership and ONE Future to work with industry leaders to set best-in-class environmental and emission standards
- Linking a portion of our employee compensation to methane emissions intensity reductions
- Reducing greenhouse gas emissions through enhancing leak detection and repair (LDAR), installing new technologies and continuing to work to minimize flaring
- Included climate-related risks into the Enterprise Risk Management process
- Began to pilot continuous methane emissions monitoring on the Jackalope system in September 2021
- Crestwood will apply its sustainability practices to the new Oasis Midstream assets and will include baseline Scope 1 and Scope 2 emissions data in its 2021 sustainability report

Oil & Gas Remain Vital to Meet Global Energy Demand[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
14%
5%
23%
31%
26%
22%
5%
25%
28%
19%
2019
2040
Coal
Oil
Gas
Nuclear
Other Renewables

Oil and gas continue to make-up >50% of energy demand through 2040

Crestwood's Emissions Rank Low Among Peers

2020 Scope 1+2 GHG Emissions Intensity (Metric Tons CO_2e/$MM EBITDA)



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
PAA
CEQP
WMB
ENLC
DCP

Crestwood™ Connections for America's Energy™

(1) International Energy Agency (2020), World Energy Outlook 2020, (Stated Policies Scenario) IEA, Paris.

21

Commitment to ESG Performance Remains Strong

Crestwood continues to lead midstream ESG efforts with a steadfast approach to sustainable operations and increased disclosures

- **August 2020** – Joined the Environmental Partnership
- **October 2020** – MSCI Score upgraded to BB
- **December 2020** – Received Wildlife Habitat Council Certification
- **December 2020** – Joined ONE Future
- **December 2020** – Bob Phillips Co-Chairs Midstream EIC ESG Reporting Initiative
- **January 2021** – Named to the Bloomberg Gender-Equality Index
- **January 2021** – Sustainalytics Score Improved 21% to 26.3
- **February 2021** – Added Independent Board Member
- **March 2021** – First Reserve Exits; Transition to Publicly Elected Board
- **May 2021** – MSCI Score upgraded to BBB
- **June 2021** – Released 3rd Sustainability Report
- **June 2021** – 2021 WHC Grassland Award
- **July 2021** – Sustainalytics Score Improved 16% to 22.0
- **September 2021** – Began continuous methane emissions monitoring pilot in Powder River Basin

Our leading ESG efforts continue to be recognized by key third-party organizations highlighting our employees' commitment to advancing sustainability within Crestwood

Crestwood™ Connections for America's Energy™ 22

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Diversified Assets Provide Upside in Current Commodity Price Environment 23C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Diversified Assets Provide Upside in Current Commodity Price Environment 23

Gathering & Processing Segment

Crude, natural gas and produced water wellhead gathering and natural gas processing assets across five shale basins leveraged to both crude and natural gas

G&P Overview

- Wellhead gathering systems and processing infrastructure in the Bakken, Powder River Basin and Delaware Permian support oil-weighted producers
- Legacy gas assets, Marcellus and Barnett, benefit from pricing uplift and provide predictable cash flows without the need for additional investment
- Diverse set of producer customers with primarily long-term, fixed fee contracts
- Limited direct commodity exposure provides upside in strong commodity price environment
- Minimal growth capital investment required to service existing customers and contracts
- Cash flow growth driven by recent processing plant additions and producer activity
- 2021E cash flow range of \$470MM - \$500MM(1)

Cash Flow Forecast



$500
$400
$300
$200
$100
$0
$MM
2017
2018
2019
2020
2021E
Cash Flow
Growth Capex(2)

Key Asset Overview

Asset	2021E Well Connects	Major Customers
Bakken	45+(3)	Devon, XTO, RimRock, Enerplus
Powder River	15 - 20	Chesapeake, Continental, Large public E&P
Marcellus	-	Antero Resources
Barnett	8	Diversified Energy, Sage Natural Resources
Delaware Permian	>75	Shell, ConocoPhillips, Mewbourne, Novo

Crestwood™ Connections for America's Energy™

(1) Pre G&A expenses.
(2) Growth capex includes JV contributions related to capital projects.
(3) Includes both three-product and water-only wells.

24

Bakken Overview

Addition of Oasis Midstream assets expands Crestwood's footprint to the west, adds substantial drilling inventory and increases processing capacity

Bakken Overview

- Legacy Crestwood Gathering and processing assets located primarily on the Fort Berthold Indian Reservation (FBIR) in McKenzie and Dunn counties, North Dakota
- Diversified producers with ~10-year average contract length: Devon, XTO, EnerPlus, RimRock, PetroShale and Oasis
- Increased gas capture due to flare minimization and higher GORs (gas-to-oil ratio) drive strong gas gathering volumes & processing plant utilization
- Recently completed southern expansion project to allow for 150 incremental water locations

Arrow Asset Map



SHERIDAN COUNTY
ROOSEVELT COUNTY
RICHLAND COUNTY
DIVIDE COUNTY
WILLIAMS COUNTY
BURKE COUNTY
MOUNTRAIL COUNTY
MCKENZIE COUNTY
DUNN COUNTY
MCLEAN COUNTY
COLT HUB
DRY FORKS TERMINAL
WILD BASIN GAS PLANT
ARROW CDP
BEAR DEN PLANT

Oasis Midstream assets fit seamlessly with existing footprint, increasing dedicated acres to 535,000 and tier 1 drilling locations to >1,200

Crestwood™ Connections for America's Energy™
25

Percent Volumes Flared Bakken Operating Leverage Increased Gas Capture and Reduced Flaring Drives Utilization Increased producer activity and optimization projects drive additional cash flow with minimal capital requirements Commentary • E&P and midstream collaborate to focus on increased gas capture and reduced flaring in the region • Recently completed two minor compression projects to relieve bottlenecks on Arrow system allowing for increased gathering volumes • Crestwood works with producers on well-connect schedule to maximize captured volumes and minimize flaring on the FBIR • Increasing GORs in the basin are positive for Crestwood’s extensive gas assets across the Arrow system • Recently constructed Bear Den I & II facilities, in addition to multiple 3rd party offload agreements, allow for flexibility to meet peak production • Oasis Midstream processing plants increase capacity to 430 MMcf/d and allow Crestwood to optimize utilization across its assets Bakken Gas Flare Minimization Increased Arrow Gas Capture 3,500 40% Flaring minimizations drive increased gas capture Flared volumes in the basin have (1) 150 35% decreased 79% since 2014 3,000 30% 125 2,500 25% 100 2,000 20% 75 1,500 15% 50 1,000 10% 25 500 5% Opportunity for incremental volumes 0 0 0% Gas Gathering Gas Processing (2) 2017 2018 2019 2020 2021 YTD ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) NDIC. 26 (2) Through 9/30/2021. Total Production (MMcf/d) MMcf/dPercent Volumes Flared Bakken Operating Leverage Increased Gas Capture and Reduced Flaring Drives Utilization Increased producer activity and optimization projects drive additional cash flow with minimal capital requirements Commentary • E&P and midstream collaborate to focus on increased gas capture and reduced flaring in the region • Recently completed two minor compression projects to relieve bottlenecks on Arrow system allowing for increased gathering volumes • Crestwood works with producers on well-connect schedule to maximize captured volumes and minimize flaring on the FBIR • Increasing GORs in the basin are positive for Crestwood’s extensive gas assets across the Arrow system • Recently constructed Bear Den I & II facilities, in addition to multiple 3rd party offload agreements, allow for flexibility to meet peak production • Oasis Midstream processing plants increase capacity to 430 MMcf/d and allow Crestwood to optimize utilization across its assets Bakken Gas Flare Minimization Increased Arrow Gas Capture 3,500 40% Flaring minimizations drive increased gas capture Flared volumes in the basin have (1) 150 35% decreased 79% since 2014 3,000 30% 125 2,500 25% 100 2,000 20% 75 1,500 15% 50 1,000 10% 25 500 5% Opportunity for incremental volumes 0 0 0% Gas Gathering Gas Processing (2) 2017 2018 2019 2020 2021 YTD ™ ™ ™ ™ ™ ™ Connections for America’s Energy (1) NDIC. 26 (2) Through 9/30/2021. Total Production (MMcf/d) MMcf/d

Powder River Basin Overview Crestwood continues to have commercial success leveraging excess capacity at the Bucking Horse plant to attract new high-quality producer customers Powder River Basin Overview Powder River Basin Producers • Jackalope gathering system and Bucking Horse processing capacity of up to 345 MMcf/d • NGL and residue gas takeaway: ONEOK and WIC drive good net-backs for producers • High quality joint venture financing partners in GIP, Apollo, and TPG • New long-term agreement with Continental Resources adds material acreage dedication and optimization of the Bucking Horse processing complex • Construction has begun on required infrastructure with first volumes expected in 2H 2022 • Currently there are two rigs operating on the Jackalope system ™ ™ ™ ™ ™ ™ Connections for America’s Energy 27Powder River Basin Overview Crestwood continues to have commercial success leveraging excess capacity at the Bucking Horse plant to attract new high-quality producer customers Powder River Basin Overview Powder River Basin Producers • Jackalope gathering system and Bucking Horse processing capacity of up to 345 MMcf/d • NGL and residue gas takeaway: ONEOK and WIC drive good net-backs for producers • High quality joint venture financing partners in GIP, Apollo, and TPG • New long-term agreement with Continental Resources adds material acreage dedication and optimization of the Bucking Horse processing complex • Construction has begun on required infrastructure with first volumes expected in 2H 2022 • Currently there are two rigs operating on the Jackalope system ™ ™ ™ ™ ™ ™ Connections for America’s Energy 27

Delaware Basin Overview

Crestwood operates a fully integrated G&P system in the heart of the Delaware Basin through 50/50 JV with First Reserve (CPJV) and JV with Shell Midstream[1]

Delaware Basin Overview

- Willow Lake system includes wellhead gas gathering system, 200 MMcf/d Orla cryo-plant, and produced water gathering & disposal infrastructure including a Devonian SWD facility
- Produced water system anchored by 10-year contract with large independent; expect to expand permitted capacity in 2022 by 60 MBbl/d
- >75 2021E well connects across both systems drives an increase in gas gathered volumes year-over-year [2]
- Agreement with Novo drives incremental well connects to Willow Lake system and volumes through Orla processing plant
- Oasis Midstream assets add crude oil and produced water gathering services; systems will be wholly owned by Crestwood and not included in CPJV

Asset Map



NM
TX
NOVO
Willow Lake System
ConocoPhillips
MarathonOil
MEWBOURNE OIL COMPANY
EDDY COUNTY
LEA COUNTY
CULBERSON COUNTY
LOVING COUNTY
PERCUSSION PETROLEUM
Orla Processing Plant
WINKLER COUNTY
Nautilus System
REEVES COUNTY
BATTALION OIL CORPORATION
EPIC NGL Pipeline
POINT ENERGY PARTNERS
WARD COUNTY
Processing Plant
Compressor Station
SWDs
CEQP Gathering
OMP Gathering
Acreage Dedication

(1) Crestwood and First Reserve each own 50% of Willow Lake and Orla Plant and 25% of the Nautilus system; Shell Midstream owns 50% of the Nautilus system.
(2) Includes well connects for both Willow Lake and Nautilus.

Crestwood™ Connections for America's Energy™

28

Legacy Natural Gas Assets

Provide Stable Cash Flow and Long-term Optionality

Crestwood's SW Marcellus and Barnett systems contribute predictable cash flows and offer potential upside in current natural gas price environment

SW Marcellus System Map


EQT
SWN
EQT
HG Energy

Barnett System Map


Alliance System
Crestwood Gathering system
3rd Party Takeaway Pipelines
Lake Arlington System
TARRANT COUNTY
Cowtown System
WOOD COUNTY
JOHNSON COUNTY
SOMERVELL COUNTY
TX

SW Marcellus Highlights

- 20-year, fixed-fee gathering and compression services with Antero Resources; 140,000 acreage dedication
- Antero is the fourth largest natural gas producer[1] and took steps in 2020 to address near-term maturities and de-lever
- ~250 wells are connected to Crestwood's system; inventory >1,100 liquids rich and >900 dry gas locations[2]
- System capacity of 875 MMcf/d allows for new wells to be connected without the need for incremental capital

Barnett Highlights

- Long-term contracts that provide significant upside as commodity prices continue to rebound
- 140,000 acreage dedication; system capacity of 925 MMcf/d
- Eight-well pad brought online in late Q2 2021 drives incremental volumes that more than offset annual decline
- Favorable gas price environment has led to increased discussions with producers for additional activity

Stable natural declines provide Crestwood source of low-risk cash flow; No capital required to support incremental activity

Crestwood™ Connections for America's Energy™

(1) Based on 1Q21 production, Antero Resources.
(2) Based on 12/31/2020 locations, Antero Resources.

29

Storage & Transportation and Marketing, Supply & Logistics Segments

Storage assets provide stable cash flow contributions while NGL Logistics focuses on Marcellus/Utica producers, processors and fractionation through pipe, truck, rail, storage and terminals

Segment Overview*

- S&T and MS&L segments consists of crude oil, natural gas and NGL storage, NGL Logistics business, and gas and crude marketing
- Storage assets include:
  - 10 MMBbls NGL storage across Midwest and East Coast
  - 1.6 MMBbls crude oil storage at COLT Hub and PRBIC
  - 35 Bcf natural gas salt dome storage facility at Tres Palacios
- Best-in-class NGL storage and terminal operator committed to safe and sustainable operations
- Downstream customers, located in high-demand non-Gulf Coast markets, consist of long-standing recurring relationships
- Crude marketing optimizes crude oil storage and maximizes producer net-backs in oil-based regions
- 2021E cash flow range of $120MM - $130MM(1)

Cash Flow Forecast(2)



Consistent earnings highlighted by minimal capital requirements
$150
$100
$50
$0
$MM
2017
2018
2019
2020
2021E
Cash Flow
Growth Capex(3)

NGL Inventory Levels(4)



Ramping demand and inventory levels below 5-year average provide tailwind for NGL prices
350
300
250
200
150
100
50
MMBbls
Min/Max ('16-'20)
5 Year Avg
2021
Jan
Feb
Mar
Apr
May
June
July
Aug
Sep
Oct
Nov
Dec

*Due to the pending acquisition of Oasis Midstream, Crestwood anticipates that it will re-evaluate its segments for reporting purposes in the near-future.

(1) Pre G&A expenses and excludes ~$30MM attributable to SGS in 1H 2021.
(2) All periods exclude Stagecoach.
(3) Growth capex includes JV contributions related to capital projects.
(4) Credit Suisse, EIA, 9.14.2021.

Crestwood™ Connections for America's Energy™
30

NGL Logistics Business Integrated infrastructure of NGL marketing, storage, terminal and transportation services across the Midwest and Northeast Key Highlights Asset Overview • Significant storage and terminal assets including 10 MMBbl of storage capacity (primarily Marcellus/Utica) and 13 trucking and rail terminals • Pipeline capacity to domestic and international markets, including waterborne exports (TEPPCO, Dixie, ME2) • Acquired additional NGL storage assets in April 2020 that fit seamlessly with existing infrastructure; executed multi-year supply agreement with Plains All American at time of sale • Drivers for incremental margin – Infrastructure constraints/disruptions – PADD 1 supply/demand dynamics – Heating degree days – Seasonal spreads/inventory cycle Diversified Customers ™ ™ ™ ™ ™ ™ Connections for America’s Energy 31NGL Logistics Business Integrated infrastructure of NGL marketing, storage, terminal and transportation services across the Midwest and Northeast Key Highlights Asset Overview • Significant storage and terminal assets including 10 MMBbl of storage capacity (primarily Marcellus/Utica) and 13 trucking and rail terminals • Pipeline capacity to domestic and international markets, including waterborne exports (TEPPCO, Dixie, ME2) • Acquired additional NGL storage assets in April 2020 that fit seamlessly with existing infrastructure; executed multi-year supply agreement with Plains All American at time of sale • Drivers for incremental margin – Infrastructure constraints/disruptions – PADD 1 supply/demand dynamics – Heating degree days – Seasonal spreads/inventory cycle Diversified Customers ™ ™ ™ ™ ™ ™ Connections for America’s Energy 31

COLT Hub Offers Takeaway Optionality

Existing and new crude pipeline interconnects on Arrow, trucking and the COLT Hub allow producers to fully operate under any potential scenario

COLT Hub

- Premier crude oil pipeline, storage and crude-by-rail facility in the Bakken
- 160 MBbls/d crude-by-rail facility with 1.2 MMBbls storage capacity
- Strategically located on BNSF railway with access to East and West coast markets
- 60 MBbls/d truck unloading capacity
- Pipeline connections to Hiland, High Plains, DAPL, and Bridger, as well as connectivity to Tesoro and Enbridge via the COLT connector to Dry Fork

COLT Hub's Top-Tier Market Share[1]



MBbls/d
50
40
30
20
10
0
Beulah (GLP)
Stampede (GLP)
New Town (BioUrja)
East Fairview (Northstar)
Dickinson (Lario)
Tioga (Hess)
Fryberg (MPC)
Trenton (Savage)
COLT (CEQP)

Arrow Crude Takeaway Outlets



COLT Hub
Dry Fork Terminal
Arrow CDP
Williams
Roosevelt
Mountrail
McKenzie
Richland
McLean
Dunn
Mercer
Burke
Arrow takeaway capacity:
Pipeline: >200,000 Bbls/d
Truck: >20,000 Bbls/d

Pipeline and truck connectivity between Arrow and COLT allow Crestwood to help provide Arrow producer volumes flow assurance

Crestwood™ Connections for America's Energy™

(1) Six-month average weekly rail loading volumes, May 2021 – October 2021, per Genscape.

32

Key Investor Highlights • Diversified midstream portfolio with critical infrastructure assets providing reliable services across the energy value chain • Balanced portfolio of high-quality customers supported by take- or-pay and fixed-fee contracts, with POP/POI upside • Strong track record of delivering on operational and financial targets through all commodity cycles • Solid balance sheet with low leverage and substantial liquidity provides financial flexibility • Revised outlook for 2021 drives increased guidance range and significant free cash flow generation • MLP industry leading sustainability program focused on enhanced transparency, minimizing enterprise risk and embracing best-in- class ESG metrics Acquisition of Oasis Midstream positions Crestwood as a top-3 operator in the Williston Basin and creates immediate financial strength ™ ™ ™ ™ ™ ™ Connections for America’s Energy 33Key Investor Highlights • Diversified midstream portfolio with critical infrastructure assets providing reliable services across the energy value chain • Balanced portfolio of high-quality customers supported by take- or-pay and fixed-fee contracts, with POP/POI upside • Strong track record of delivering on operational and financial targets through all commodity cycles • Solid balance sheet with low leverage and substantial liquidity provides financial flexibility • Revised outlook for 2021 drives increased guidance range and significant free cash flow generation • MLP industry leading sustainability program focused on enhanced transparency, minimizing enterprise risk and embracing best-in- class ESG metrics Acquisition of Oasis Midstream positions Crestwood as a top-3 operator in the Williston Basin and creates immediate financial strength ™ ™ ™ ™ ™ ™ Connections for America’s Energy 33

C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Appendix 34C Con onn ne ect ctiion ons s f for or Am Ame eri rica ca’’s s En Ene erg rgy y Appendix 34

Stagecoach Divestiture Completed

Crestwood & Con Edison divest Stagecoach Gas Services to Kinder Morgan for $1.225 billion; transaction immediately achieves long-term leverage target of 3.5x – 3.75x

Transaction Overview

- Proceeds of $1.225 billion split 50/50 between Crestwood and Con Edison
- Represents 11.1x 2021E EBITDA
- Majority of Stagecoach divestiture, $1.195 billion of value, closed July 9, 2021
- Remaining subsidiary, Twin Tier Pipeline, expected to close Q1 2022
- CEQP settled remaining $38MM deferred contingency payment due to Con Edison with its share of proceeds

Transaction Merits

- ✓ Allows Crestwood to capture strong valuation for Stagecoach assets as the northeast experiences increased competition for services, margin pressure and difficult regulatory environment
- ✓ Crestwood's net proceeds used to repay outstanding borrowings on the revolving credit facility, substantially increasing liquidity
- ✓ Pro forma leverage reduced from 4.2x to 3.6x as of June 30, 2021[1]
- ✓ Positions Crestwood to opportunistically execute on common and preferred buyback program



(1) Calculated in accordance with CMLP credit facility.

Crestwood™ Connections for America's Energy™

35

Crestwood Enhances Governance with First Reserve Exit

Crestwood and new investors acquired First Reserve's common units and general partner interest, enabling Crestwood to transition into an independent public company with traditional governance, driving leading MLP governance and investor alignment

Transaction Summary

- **Crestwood and third-party equity investors acquired the assets owned by Crestwood Holdings for $400MM in cash**
  - New and existing equity investors acquired 6 million common units owned by Crestwood Holdings for proceeds of $132MM
  - Crestwood acquired the remaining 11.5 million common units, 0.4 million subordinated units and the general partner interest owned by Crestwood Holdings for $268MM
    - Crestwood financed the buyback acquisition with borrowings on its revolving credit facility
    - Pro forma borrowing capacity >$400MM(1)
    - Crestwood retired the 11.5 million common units resulting in $29MM in annual distribution savings based on the current distribution
    - Term Loan B at Crestwood Holdings was paid in full by First Reserve as part of the transaction
- **Transaction results in leading MLP governance**
  - Crestwood will transition to a traditional public company governance structure (publicly-elected Board of Directors)
  - Following transaction, insiders maintain approximately 8% common unit ownership

Sources & Uses

Sources of Capital	$ MM
Revolving Credit Facility	$268
New 3rd Party Equity	132
Total Sources of Capital	**$400**

Uses of Capital	$ MM
CEQP Acquires Common Units & GP Interest	$268
New 3rd Party Equity Acquires Common Units	132
Total Uses of Capital	**$400**

Simplified Corporate Structure



Public Investors
62.8 MM CEQP LP units outstanding
Crestwood Equity Partners (NYSE:CEQP)
Crestwood Equity GP LLC
100% of CEQP Non-Economic GP
Crestwood Gas Services LLC
11.5 MM CEQP LP units retired
0.4 MM Sub-units retired
$1,250 MM RCF
($818MM Drawn)(1)
$1,800MM Sr Notes
Due 25, 27 & 29
Crestwood Midstream Partners

Crestwood™ Connections for America's Energy™

(1) Debt balance as of 3/31/2021, pro forma for full redemption of the 2023 senior notes in April 2021.

36

Federal Land Exposure

Manageable Across Key G&P Assets; No impact to 2021 Outlook

Crestwood's producers have manageable exposure to federal lands with no impact to Bakken operations and extensive permits in PRB and Delaware Basin

Bakken


Potential Waters of the U.S.

- **No impact to the Arrow system**
- Majority of the Arrow system is located on the Fort Berthold Indian Reservation and managed by the Bureau of Indian Affairs
- Per the Department of Interior, Native Lands are excluded from executive actions

Powder River Basin


Crestwood Pipelines
NG Compression
NG Processing
Active Federal Oil & Gas Leases - BLM Dataset
Potential Waters of the U.S.
Surface Management Agency
BLM
US Forest Service
State
Local
Private or Unknown

- CHK has minimal federal surface acreage and only ~40% of total acreage pays federal royalty interest
- More than 330 federally approved permits on Jackalope system[1]
- Current operations of 315+ wells not affected by executive actions
- Crestwood does not expect any material issues getting incremental ROWs to lay any additional gathering lines
- PRB represents approximately 10% of 2021E cash flow

Delaware Basin


NM Surface Ownership
BLM
Private
State

- Majority of producers proactively filed for and received federal drilling permits
- ~86% of Willow Lake gathering system is located on private or state lands
- Crestwood does not expect any material issues getting incremental ROWs to lay any additional gathering lines
- Delaware Basin represents <5% of 2021E cash flow

Crestwood™ Connections for America's Energy™

Source: BLM, state data

37

Crestwood's 3-Year Sustainability Strategy

Crestwood's long-term sustainability strategy enhances transparency on management's approach to identifying and mitigating key ESG risks

Business Strategy

- Continue to demonstrate our commitment to our Safety and Operating Principles
- Deliver on our disciplined financial plan to be a must-own investment
- Drive >15% DCF per unit growth year-over-year
- Complete projects safely, on-time and on-budget

Continual Improvement

Economic/ Governance		Environment	Social	
Supply Chain Management Implement an approach to sustainability in supply chain	**ESG Investor Strategy & Disclosure** Continuously improve transparency in ESG reporting	**Environmental Stewardship** Committed to emissions reductions and biodiversity	**Diversity & Inclusion** Continue our commitment to diversity and inclusion	**Social Investment** Harmonize our charitable giving and create a stronger alignment to risk management and community needs

Focus Areas 2019 - 2021

Our next three-year sustainability strategy will be developed in Q4 2021

Crestwood™ Connections for America's Energy™

For more information on Crestwood's sustainability program: www.crestwoodlp.com/sustainability

38

Crestwood's Industry Recognition

Crestwood continues to be recognized for its unwavering commitment to best in class customer service, employee engagement, environmental stewardship and diversity & inclusion

Ranked #1 in the EnergyPoint Research Survey in 2015 - 2020

Top Workplaces in 2018, 2019, and 2020 by the Houston Chronicle

Voted #3 by the buy-side and sell-side for Best Financially Material ESG Disclosures in the 2021 Institutional Investor Rankings(1)

Ranked **38th** out of 348 Oil & Gas companies in the 2021 Global 100 Most Sustainable Corporations in the World

Recognized by the EPA as a SmartWay Partner

Finalist for Excellence in ESG award at the 2020 Ammy awards

Included in the 2021 Bloomberg Gender Equality Index

Crestwood's culture of excellence positions the partnership to be a responsible steward of capital and an attractive midstream investment

(1) Small Cap Energy.

Crestwood™ Connections for America's Energy™

39

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt expense, net and loss on modification/extinguishment of debt) and depreciation, amortization and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted EBITDA also considers the impact of certain significant items, such as unit-based compensation charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with the realignment and restructuring of our operations and corporate structure, and other transactions identified in a specific reporting period. The change in fair value of commodity inventory-related derivative contracts is considered in determining Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Adjusted EBITDA given the relatively short- term nature of those derivative contracts. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not include deductions for items such as depreciation, amortization and accretion, interest and income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to measures used by other companies. (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 40CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt expense, net and loss on modification/extinguishment of debt) and depreciation, amortization and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted EBITDA also considers the impact of certain significant items, such as unit-based compensation charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with the realignment and restructuring of our operations and corporate structure, and other transactions identified in a specific reporting period. The change in fair value of commodity inventory-related derivative contracts is considered in determining Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Adjusted EBITDA given the relatively short- term nature of those derivative contracts. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not include deductions for items such as depreciation, amortization and accretion, interest and income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to measures used by other companies. (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 40

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt Reconciliation of Non-GAAP Financial Measures expense, net and loss on modification/extinguishment of debt) and depreciation, amortization (in millions) and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our (unaudited) unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their Three Months Ended Nine Months Ended EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted September 30, September 30, EBITDA also considers the impact of certain significant items, such as unit-based compensation 2021 2020 2021 2020 charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred Operating Cash Flows to Adjusted EBITDA related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with Net cash provided by operating activities $ 79.4 $ 111.9 $ 372.9 $ 295.3 the realignment and restructuring of our operations and corporate structure, and other Net changes in operating assets and liabilities (25.1) (15.5) (114.8) (26.9) transactions identified in a specific reporting period. The change in fair value of commodity Amortization of debt-related deferred costs (1.7) (1.7) (5.1) (4.9) inventory-related derivative contracts is considered in determining Adjusted EBITDA given that Interest and debt expense, net 30.9 33.7 102.0 100.3 the timing of recognizing gains and losses on these derivative contracts differs from the Unit-based compensation charges (12.9) (8.1) (22.8) (17.3) recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Loss on long-lived assets, net (18.5) (21.3) (19.6) (26.1) Adjusted EBITDA given the relatively short-term nature of those derivative contracts. EBITDA Goodwill impairment — — — (80.3) and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not Earnings (loss) from unconsolidated affiliates, net, adjusted for cash include deductions for items such as depreciation, amortization and accretion, interest and distributions received 3.6 — (137.5) (5.4) income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA Deferred income taxes 0.3 0.1 0.4 0.4 should not be considered as alternatives to net income, operating cash flow or any other Provision (benefit) for income taxes 0.1 — 0.1 (0.1) measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to Other non-cash income (0.1) — (0.2) — (a) measures used by other companies. Distributable cash flow is defined as Adjusted EBITDA, EBITDA $ 56.0 $ 99.1 $ 175.4 $ 235.0 adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash Unit-based compensation charges 12.9 8.1 22.8 17.3 received from our Powder River Basin operations in excess of revenue recognized, and our Loss on long-lived assets, net 18.5 21.3 19.6 26.1 proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash Goodwill impairment — — — 80.3 flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to (Earnings) loss from unconsolidated affiliates, net (4.9) (10.5) 125.9 (24.4) measure operating performance, liquidity, or the ability to service debt obligations. We believe Adjusted EBITDA from unconsolidated affiliates, net 9.8 20.4 56.5 57.6 that distributable cash flow provides additional information for evaluating our ability to declare Change in fair value of commodity inventory-related derivative contracts 46.8 (3.0) 48.9 12.7 and pay distributions to unitholders. Distributable cash flow, as we define it, may not be Significant transaction and environmental related costs and other items 0.8 0.6 1.9 10.6 comparable to distributable cash flow or similarly titled measures used by other companies. (a) (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 maintenance capital expenditures, income taxes, the cash received from our Powder River Basin (b) operations in excess of revenue recognized, and our proportionate share of our unconsolidated Distributable Cash Flow (a) affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 to cash flows from operating activities or any other measure of financial performance calculated (c) Cash interest expense (29.4) (32.2) (97.3) (98.2) in accordance with GAAP as those items are used to measure operating performance, liquidity, or (d) Maintenance capital expenditures (4.8) (1.6) (13.1) (8.0) the ability to service debt obligations. We believe that distributable cash flow provides additional Adjusted EBITDA from unconsolidated affiliates, net (9.8) (20.4) (56.5) (57.6) information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled Distributable cash flow from unconsolidated affiliates 9.0 19.5 53.3 54.5 (e) measures used by other companies. PRB cash received in excess of recognized revenues 6.3 9.5 18.6 21.7 (c) Cash interest expense less amortization of deferred financing costs. (Provision) benefit for income taxes (0.1) — (0.1) 0.1 (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase Distributable cash flow attributable to CEQP 111.1 110.8 355.9 327.7 operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain Distributions to preferred (15.0) (15.0) (45.0) (45.0) contractual minimum revenue commitments in excess of related revenue recognized under FASB Distributions to Niobrara preferred (10.3) (9.3) (30.9) (27.8) ASC 606. Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 (f) Free cash flow after distributions is defined as distributable cash flow attributable to common (f) unitholders less growth capital expenditures and distributions to common unitholders. Free cash Free Cash Flow After Distributions flow after distributions should not be considered an alternative to cash flows from operating Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 activities or any other measure of liquidity calculated in accordance with GAAP as those items are Less: Growth capital expenditures 29.0 10.9 40.9 138.1 used to measure liquidity or the ability to service debt obligations. We believe that free cash flow Less: Distributions to common unitholders 39.3 46.0 117.9 137.4 after distributions provides additional information for evaluating our ability to generate cash flow Free cash flow after distributions $ 17.5 $ 29.6 $ 121.2 $ (20.6) after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 41CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP (a) EBITDA is defined as income before income taxes, plus debt-related costs (interest and debt Reconciliation of Non-GAAP Financial Measures expense, net and loss on modification/extinguishment of debt) and depreciation, amortization (in millions) and accretion expense. Adjusted EBITDA considers the adjusted earnings impact of our (unaudited) unconsolidated affiliates by adjusting our equity earnings or losses from our unconsolidated affiliates to reflect our proportionate share (based on the distribution percentage) of their Three Months Ended Nine Months Ended EBITDA, excluding gains and losses on long-lived assets and other impairments. Adjusted September 30, September 30, EBITDA also considers the impact of certain significant items, such as unit-based compensation 2021 2020 2021 2020 charges, gains or losses on long-lived assets, impairments of goodwill, third party costs incurred Operating Cash Flows to Adjusted EBITDA related to potential and completed acquisitions, certain environmental remediation costs, the change in fair value of commodity inventory-related derivative contracts, costs associated with Net cash provided by operating activities $ 79.4 $ 111.9 $ 372.9 $ 295.3 the realignment and restructuring of our operations and corporate structure, and other Net changes in operating assets and liabilities (25.1) (15.5) (114.8) (26.9) transactions identified in a specific reporting period. The change in fair value of commodity Amortization of debt-related deferred costs (1.7) (1.7) (5.1) (4.9) inventory-related derivative contracts is considered in determining Adjusted EBITDA given that Interest and debt expense, net 30.9 33.7 102.0 100.3 the timing of recognizing gains and losses on these derivative contracts differs from the Unit-based compensation charges (12.9) (8.1) (22.8) (17.3) recognition of revenue for the related underlying sale of inventory to which these derivatives relate. Changes in the fair value of other derivative contracts is not considered in determining Loss on long-lived assets, net (18.5) (21.3) (19.6) (26.1) Adjusted EBITDA given the relatively short-term nature of those derivative contracts. EBITDA Goodwill impairment — — — (80.3) and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they do not Earnings (loss) from unconsolidated affiliates, net, adjusted for cash include deductions for items such as depreciation, amortization and accretion, interest and distributions received 3.6 — (137.5) (5.4) income taxes, which are necessary to maintain our business. EBITDA and Adjusted EBITDA Deferred income taxes 0.3 0.1 0.4 0.4 should not be considered as alternatives to net income, operating cash flow or any other Provision (benefit) for income taxes 0.1 — 0.1 (0.1) measure of financial performance presented in accordance with GAAP. EBITDA and Adjusted EBITDA calculations may vary among entities, so our computation may not be comparable to Other non-cash income (0.1) — (0.2) — (a) measures used by other companies. Distributable cash flow is defined as Adjusted EBITDA, EBITDA $ 56.0 $ 99.1 $ 175.4 $ 235.0 adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash Unit-based compensation charges 12.9 8.1 22.8 17.3 received from our Powder River Basin operations in excess of revenue recognized, and our Loss on long-lived assets, net 18.5 21.3 19.6 26.1 proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash Goodwill impairment — — — 80.3 flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to (Earnings) loss from unconsolidated affiliates, net (4.9) (10.5) 125.9 (24.4) measure operating performance, liquidity, or the ability to service debt obligations. We believe Adjusted EBITDA from unconsolidated affiliates, net 9.8 20.4 56.5 57.6 that distributable cash flow provides additional information for evaluating our ability to declare Change in fair value of commodity inventory-related derivative contracts 46.8 (3.0) 48.9 12.7 and pay distributions to unitholders. Distributable cash flow, as we define it, may not be Significant transaction and environmental related costs and other items 0.8 0.6 1.9 10.6 comparable to distributable cash flow or similarly titled measures used by other companies. (a) (b) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 maintenance capital expenditures, income taxes, the cash received from our Powder River Basin (b) operations in excess of revenue recognized, and our proportionate share of our unconsolidated Distributable Cash Flow (a) affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative Adjusted EBITDA $ 139.9 $ 136.0 $ 451.0 $ 415.2 to cash flows from operating activities or any other measure of financial performance calculated (c) Cash interest expense (29.4) (32.2) (97.3) (98.2) in accordance with GAAP as those items are used to measure operating performance, liquidity, or (d) Maintenance capital expenditures (4.8) (1.6) (13.1) (8.0) the ability to service debt obligations. We believe that distributable cash flow provides additional Adjusted EBITDA from unconsolidated affiliates, net (9.8) (20.4) (56.5) (57.6) information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled Distributable cash flow from unconsolidated affiliates 9.0 19.5 53.3 54.5 (e) measures used by other companies. PRB cash received in excess of recognized revenues 6.3 9.5 18.6 21.7 (c) Cash interest expense less amortization of deferred financing costs. (Provision) benefit for income taxes (0.1) — (0.1) 0.1 (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase Distributable cash flow attributable to CEQP 111.1 110.8 355.9 327.7 operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain Distributions to preferred (15.0) (15.0) (45.0) (45.0) contractual minimum revenue commitments in excess of related revenue recognized under FASB Distributions to Niobrara preferred (10.3) (9.3) (30.9) (27.8) ASC 606. Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 (f) Free cash flow after distributions is defined as distributable cash flow attributable to common (f) unitholders less growth capital expenditures and distributions to common unitholders. Free cash Free Cash Flow After Distributions flow after distributions should not be considered an alternative to cash flows from operating Distributable cash flow attributable to CEQP common $ 85.8 $ 86.5 $ 280.0 $ 254.9 activities or any other measure of liquidity calculated in accordance with GAAP as those items are Less: Growth capital expenditures 29.0 10.9 40.9 138.1 used to measure liquidity or the ability to service debt obligations. We believe that free cash flow Less: Distributions to common unitholders 39.3 46.0 117.9 137.4 after distributions provides additional information for evaluating our ability to generate cash flow Free cash flow after distributions $ 17.5 $ 29.6 $ 121.2 $ (20.6) after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 41

CEQP Non-GAAP Reconciliations

CRESTWOOD EQUITY PARTNERS LP
Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance
Reconciliation of Non-GAAP Financial Measures
(in millions)
(unaudited)

	Expected 2021 Range Low - High
Net Income (Loss) Reconciliation	
Net income (loss)	$(25) - $5
Interest and debt expense, net [(a)]	140 - 145
Depreciation, amortization and accretion	235
Unit-based compensation charges	20 - 25
Loss from unconsolidated affiliates, net	125 - 130
Adjusted EBITDA from unconsolidated affiliates	55 - 60
Other [(b)]	5
Adjusted EBITDA	**$570 - $600**
Cash interest expense [(c)]	(125) - (130)
Maintenance capital expenditures [(d)]	(20) - (25)
PRB cash received in excess of recognized revenues [(e)]	25 - 30
Adjusted EBITDA from unconsolidated affiliates	(55) - (60)
Distributable cash flow from unconsolidated affiliates	50 - 55
Cash distributions to preferred unitholders [(f)]	(101)
Distributable cash flow attributable to CEQP [(g)]	**$345 - $375**

(a) Includes gain (loss) on modification/extinguishment of debt, net.
(b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items.
(c) Cash interest expense less amortization of deferred financing costs.
(d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels.
(e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606.
(f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders.
(g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies.
(h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures.

Crestwood™ Connections for America's Energy™ 42

CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Revised Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance (Continued) Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) Includes gain (loss) on modification/extinguishment of debt, net. (b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. (f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders. (g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 43CEQP Non-GAAP Reconciliations CRESTWOOD EQUITY PARTNERS LP Revised Full Year 2021 Adjusted EBITDA, Distributable Cash Flow and Free Cash Flow Guidance (Continued) Reconciliation of Non-GAAP Financial Measures (in millions) (unaudited) (a) Includes gain (loss) on modification/extinguishment of debt, net. (b) Includes change in fair value of commodity inventory-related derivative contracts, gain (loss) on long-lived assets and significant transaction and environmental related costs and other items. (c) Cash interest expense less amortization of deferred financing costs. (d) Maintenance capital expenditures are defined as those capital expenditures which do not increase operating capacity or revenues from existing levels. (e) Cash received from customers of our Powder River Basin operations pursuant to certain contractual minimum revenue commitments in excess of related revenue recognized under FASB ASC 606. (f) Includes cash distributions to preferred unitholders and Crestwood Niobrara preferred unitholders. (g) Distributable cash flow is defined as Adjusted EBITDA, adjusted for cash interest expense, maintenance capital expenditures, income taxes, the cash received from our Powder River Basin operations in excess of revenue recognized, and our proportionate share of our unconsolidated affiliates' distributable cash flow. Distributable cash flow should not be considered an alternative to cash flows from operating activities or any other measure of financial performance calculated in accordance with GAAP as those items are used to measure operating performance, liquidity, or the ability to service debt obligations. We believe that distributable cash flow provides additional information for evaluating our ability to declare and pay distributions to unitholders. Distributable cash flow, as we define it, may not be comparable to distributable cash flow or similarly titled measures used by other companies. (h) Free cash flow after distributions is defined as distributable cash flow attributable to common unitholders less growth capital expenditures and distributions to common unitholders. Free cash flow after distributions should not be considered an alternative to cash flows from operating activities or any other measure of liquidity calculated in accordance with GAAP as those items are used to measure liquidity or the ability to service debt obligations. We believe that free cash flow after distributions provides additional information for evaluating our ability to generate cash flow after paying our distributions to common unitholders and paying for our growth capital expenditures. ™ ™ ™ ™ ™ ™ Connections for America’s Energy 43

• Big C closing slide ™ ™ ™ ™ ™ ™ Connections for America’s Energy 44• Big C closing slide ™ ™ ™ ™ ™ ™ Connections for America’s Energy 44